Exhibit 23
                  Consent of Grant Thornton



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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We have issued our report dated August 23, 1996 accompanying the consolidated financial statements incorporated by reference in the Annual report of Lannett Company, Inc. and Subsidiary on Form 10-KSB for the year ended June 30, 1996. We hereby consent to the incorporation by reference of said report in the Registration Statement of Lannett Company, Inc. and Subsidiary on Form S-8 (File No. 33-79258, effective May 23, 1994).


                                     GRANT THORNTON LLP

Philadelphia, Pennsylvania
September 25, 1996


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